Second Quarter 2019 Earnings

Cautionary Statement Regarding Forward-Looking Statements Forward Looking Statements: Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to, (1) guidance and expectations, including statements regarding expected comparable sales, effective tax rates, interest expense, net income, diluted earnings per share, and capital expenditures, (2) statements regarding expected store openings, store closures, store conversions, and gross square footage, and (3) statements regarding the Company's strategy, plans, and initiatives, including, but not limited to, results expected from such strategy, plans, and initiatives. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (3) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (4) customer traffic at malls, shopping centers, and at our stores; (5) competition from other retailers; (6) our dependence on a strong brand image; (7) our ability to adapt to changing consumer behavior and develop and maintain a relevant and reliable omni-channel experience for our customers; (8) the failure or breach of information systems upon which we rely; (9) our ability to protect customer data from fraud and theft; (10) our dependence upon third parties to manufacture all of our merchandise; (11) changes in the cost of raw materials, labor, and freight; (12) supply chain or other business disruption; (13) our dependence upon key executive management; (14) our ability to execute our growth strategy, including improving profitability, providing an exceptional brand and customer experience, transforming and leveraging our systems and processes, and cultivating a strong company culture, and achieving our strategic objectives, including delivering compelling merchandise at an attractive value, investing in growing brand awareness and retaining and acquiring new customers to the Express brand, growing e-commerce sales and expanding our omni-channel capabilities, optimizing our store footprint, and managing our overall cost structure; (15) our substantial lease obligations; (16) our reliance on third parties to provide us with certain key services for our business; (17) impairment charges on long-lived assets; (18) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (19) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (20) restrictions imposed on us under the terms of our asset-based loan facility, including restrictions on the ability to effect share repurchases; (21) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate; and (22) changes in tariff rates. Additional information concerning these and other factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. 2

About Express . Express is a leading fashion apparel retailer with $2.1 billion in annual sales . Established business with nearly 40 years of heritage . Strong dual-gender brand that addresses fashion needs across all wearing occasions . Omni-channel business model with sales across retail stores, outlet stores, and e-commerce Sales Profile1,2 Men's 39% Women's 61% 1. For the fiscal year ended February 2, 2019. 2. Excludes “other revenue” of $65 million. 3

Retail and Outlet Business Model 2018 Net Sales $2.1 Billion1 Express Express Factory Outlet • Integrated omni-channel business • 184 company-operated Factory Outlet stores in the U.S. and Puerto Rico • 447 full price company-operated stores in the U.S. and Puerto Rico 1,2 • Extends brand reach to new 1,2 79% customers and markets • Express.com & Express mobile app 21% • Made-for-outlet product with • Brick and mortar presence vital to the compelling value proposition overall customer and brand experience • Stores are effective marketing and customer acquisition vehicles 1. For the fiscal year ended February 2, 2019. 2. Excludes “other revenue” of $65 million. 4

Q2 2019 Results

Q2 2019 Strategic Highlights . CEO Tim Baxter joined Express on June 17 • Focused on three key areas in the first 60 days: • Developing a corporate strategy around four priorities: • Product, Brand, Customer & Execution • Building a strong leadership team • Taking immediate action to change the trajectory of the business . Appointed two executive leaders on August 12 • Malissa Akay named EVP, Chief Merchandising Officer • Sara Tervo named EVP, Chief Marketing Officer 6

Q2 2019 Financial Performance NetNet Sales Sales AdjustedNet Sales Diluted EPS $ in millions $0.05 $0.03 $494 $473 $0.00 ($0.05) ($0.10) ($0.15) ($0.13) ($0.20) 1 Q2 2018 Q2 2019 Q2 2018 Q2 2019 Highlights . Comparable sales down 6%, at top of guidance . Diluted EPS was ($0.14); Adjusted Diluted EPS was ($0.13), at top of guidance . Net sales decreased 4% . Retail comparable sales (7%) and outlet comparable sales (2%) 1. Adjusted Diluted EPS is a non-GAAP financial measure. Refer to pages 15-16 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 7

Q2 2019 Balance Sheet And Cash Flow NetCash Sales Capital ExpendituresNet Sales (YTD) $25 $ in millions $ in millions $191 $20 $17 $154 $15 $12 $10 $5 $0 Q2 2018 Q2 2019 Q2 2018 Q2 2019 Highlights . Strong balance sheet maintained with cash of $154 million . Cash balance reflects $56 million of share repurchases over the past 12 months . No long-term debt at end of quarter 8

2019 Financial Guidance

2019 Financial Guidance Guidance as of August 28, 20191 Third Quarter 2019 Guidance Q3 2019 Comparable Sales (6%) to (7%) Effective Tax Rate Approximately 25% Interest Income, Net $0.7 million Net Income (Loss) ($5) to ($7) million Diluted EPS ($0.08) to ($0.10) Weighted Average Diluted Shares 67.3 million Full Year 2019 Guidance Capital expenditures in the range of $35 to $38 million 1. This guidance does not take into account any additional non-core items that may occur and excludes the impact of future share repurchases. 10

Appendix

Projected 2019 Real Estate Activity 12

Store Portfolio # of Stores 653 656 632 641 635 631 624 632 600 572 552 490 447 409 215 184 145 104 81 41 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019E1 Total Stores Outlet Stores Retail Stores Net Sq Ft Growth 1% 2% 0% 0% -4% -1% -1% Store count does not include the impact of the company’s fleet rationalization plans, the details of which will be shared in January 2020. 1. Projection for the period ending February 1, 2020. 13

Non-GAAP Reconciliations

Cautionary Statement Regarding Non-GAAP Financial Measures Non-GAAP Financial Measures This presentation contains references to Adjusted Net Income and Adjusted Diluted Earnings per Share (EPS) which are non-GAAP financial measures. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in Express, Inc.’s filings with the Securities and Exchange Commission and may differ from similarly titled measures used by others. Please refer to slide 16 in this presentation for additional information and reconciliations of Adjusted Net Income and Adjusted Diluted EPS to the most directly comparable financial measures calculated in accordance with GAAP. Management believes that Adjusted Net Income and Adjusted Diluted EPS provide useful information because they exclude items that may not be indicative of or are unrelated to our underlying business results, and provide a better baseline for analyzing trends in our underlying business. In addition, Adjusted Diluted EPS is used as a performance measure in our executive compensation program for purposes of determining the number of equity awards that are ultimately earned. 15

Non-GAAP Reconciliations Q2 2019 Adjusted Diluted EPS 16